                                                                Exhibit 10.8


      The Warrant represented by this certificate has not been registered under the Securities Act of 1933, and such Warrant may not be sold or transferred unless such sale or transfer is in accordance with the registration requirements of the Securities Act of 1933, as at the time amended, or in conformity with the limitations of Rule 144 or similar rule as then in effect under such Act, or unless some other exemption from the registration requirements of such Act is available with respect thereto.


No. 1                                                       Warrant to Purchase
                                     107,876 Shares of Series B Preferred Stock
                                                       (Subject to Adjustment)



                         Giga Information Group, Inc.

                   SERIES B PREFERRED STOCK PURCHASE WARRANT


                         Void after February 28, 2001

      Giga Information Group, Inc. a Delaware corporation (together with any corporation which shall succeed to or assume the obligations of the Company hereunder, the "Company"), hereby certifies that, for value received, MONTGOMERY SECURITIES, or registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 p.m. Pacific time, on February 28, 2001 (the "Expiration Date"), One Hundred Seven Thousand Eight Hundred Seventy-Six (107,876) fully paid and nonassessable shares of Series B Stock of the Company, as constituted on the date hereof at the purchase price per share of $4.5625 and otherwise in accordance with the terms hereof. The number and character of such shares of Series B Stock are subject to adjustment as provided below.

      As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

      (a) The terms "Common Stock" shall mean the Common Stock, $.001 par value per share, of the Company.

      (b) The term "Series B Stock" shall mean the Series B Convertible Preferred Stock, $.001 par value per share, of the Company and any other securities or property of the Company or of any other person (corporate or otherwise) which the holder of this Warrant at any time shall be entitled to receive on the exercise hereof, in lieu of or in addition to Series B Stock, or which at any time shall be issuable in exchange for or in replacement of Series B Stock.

1.      Exercise Period.  This Warrant may be exercised at any time or from time
        ---------------
        to time and shall expire at 5:00 p.m., Pacific time, on February 28, 2001; provided, however, that this Warrant shall terminate if not
              --------- --------
        otherwise exercised or exchanged pursuant to Section 2 below immediately prior to the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger, combination or other transaction as a result of which shareholders of the Company immediately prior to such acquisition possess in the aggregate less than 50% of the voting power of the acquiring entity immediately following such acquisition (an "Acquisition"). In the event of an Acquisition, the Company shall give notice to the Holder at least fifteen (15) days prior to the closing of such transaction.

2.      Exercise of Warrant; Partial Exercise and Exchange of Warrant.
        -------------------------------------------------------------

        2.1     Exercise of Warrant and Partial Exercise.
                ----------------------------------------

                This Warrant may be exercised in full or in part by the Holder hereof by surrender of this Warrant, with the form of subscription attached hereto duly executed by such Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, of the purchase price of the shares of Series B Stock to be purchased hereunder, the cancellation by the holder of indebtedness of the Company to the Holder in an amount equal to such purchase price, or any combination thereof. For any partial exercise hereof, the Holder shall designate in the subscription the number of shares of Series B Stock that it wishes to purchase. On any such partial exercise, the Company at its expense shall forthwith issue and deliver to the Holder hereof a new warrant of like tenor, in the name of the Holder hereof, which shall be exercisable for such number of shares of Series B Stock represented by this Warrant which have not been purchased upon such exercise.

        2.2     Right to Exchange Warrant for Series B Stock.
                --------------------------------------------

                (a)     Right to Exchange. In addition to and without limiting
                        -----------------
        the rights of the Holder under the terms of this Warrant, the Holder shall have the right to exchange this Warrant or any portion hereof (the "Exchange Right") into shares of Series B Stock as provided in this
        Section 2.2 at any time or from time to time during the term of this Warrant; provided that the Exchange Right shall expire on an Acquisition of the Company. Upon exercise of the Exchange Right with respect to a particular number of shares subject to this Warrant (the "Exchange Warrant Shares"), the Company shall deliver to the Holder (without payment by the Holder of any cash or other consideration) that number of shares of Series B Stock equal to the quotient obtained by dividing
(x) the value of this Warrant (or the specified portion hereof) on the Exchange Date (as defined in section 2.2(c), which value shall be determined by subtracting (A) the aggregate exercise purchase price of the Exchanged Warrant Shares immediately prior to the exercise of the Exchange Right from (B) the aggregate fair market value of the Exchanged Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Exchange Date by (y) the fair market value of one share of Series B Stock on the Exchange Date. No fractional shares shall be issuable upon exercise of the Exchange Right, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share on the Exchange Date.

        (b) Method of Exercise. The Exchange Right may be exercised by the
            ------------------
Holder by the surrender of this Warrant prior to its expiration, at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Exchange Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in subsection (a) hereof as the Exchanged Warrant Shares) in exercise of the Exchange Right. Such exchange shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Exchange Date") and, at the election of the Holder, may be made contingent upon the closing of an Acquisition. Certificates for the shares of Series B Stock issuable upon exercise of the Exchange Right (or any other securities deliverable in lieu thereof under Section 5) and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Exchange Date and shall be delivered to the holder immediately following the Exchange Date.

        (c) Determination of Fair Market Value. For purposes of this Section
            ----------------------------------
2.2, fair market value of a share of Exchanged Warrant Shares as of a particular date (the "Determination Date") shall mean:

            (i) If the Exchange Right is exercised in connection with an Acquisition, the effective per share consideration to be received in an Acquisition by holders of the Series B Stock, which price shall be as specified in the agreement entered into with respect to such

              Acquisition and determined assuming receipt of the aggregate exercise price of all outstanding warrants to purchase equity securities of the Company (the "Outstanding Warrants"), or if no such price is set forth in the agreement concerning the Acquisition, than as determined in good faith by the Company's Board of Directors upon a review of relevant factors, including the aggregate exercise price of all Outstanding Warrants.

                   (ii) If the Exchange Right is not exercised in connection with or contingent upon an Acquisition, then as follows:

                         (A) If such type of security is traded on a securities exchange, the fair market value shall be deemed to be the average of the closing prices of such type of security on such exchange over the 30-day period ending five business days prior to the Determination Date;

                         (B) If such type of security is traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid prices of such type of security over the 30-day period ending five business days prior to the Determination Date; and

                         (C) If there is no public market for such type of security, then fair market value shall be determined by mutual agreement of the Holder and the Company, and if the Holder and the Company are unable to so agree, by an investment banker of national reputation selected by the Company and reasonably acceptable to the Holder.

3.  When Exercise Effective.  The exercise of this Warrant shall be deemed to
    -----------------------
    have been effected immediately prior to the close of business on the business day on which this Warrant is surrendered to the Company as provided in Section 2, and at such time the person in whose name any certificate for shares of Series B Stock shall be issuable upon such exercise, as provided in Section 4, shall be deemed to be the record holder of such Series B Stock for all purposes.

4.  Delivery on Exercise. As soon as practicable after the exercise of this
    --------------------
    Warrant in full or in part, and in any event within five business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder may direct, a certificate or certificates for the number of fully paid and nonassessable full shares of

        Series B Stock to which such Holder shall be entitled on such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the current market value of one full share as determined in good faith by the Board of Directors.

5.      Adjustment of Purchase Price and Number of Shares.  The character of the
        -------------------------------------------------
        shares of Series B Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) and the purchase price therefor, are subject to adjustment upon the occurrence of the following events:

        5.1  Adjustment for Stock Splits Stock Dividends, Recapitalizations,
             ---------------------------------------------------------------
        etc.  The exercise price of this Warrant and the number of shares of
        ----
        Series B Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Series B Stock (or such other stock or securities). For example if there should be a 2-for-1 stock split, the exercise price would be divided by two and such number of shares would be doubled.

        5.2  Adjustment for Other Dividends and Distributions.  In case the
             ------------------------------------------------
        Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Series B Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (i) securities of the Company (other than shares of Series B Stock) or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then in each case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such event, shall receive, in addition to the Common Stock (or such other stock or securities) issuable on such exercise prior to such date, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

        5.3  Adjustment for Reorganization, Consolidation, Merger, etc.  In case
             ----------------------------------------------------------
        of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization, or any transaction in which in excess of 50% of the Company's voting power is transferred, or any sale of all or substantially all of the assets of the Company (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the Holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the Series B Stock issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon the Effective Date if such Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

        5.4     Certificate as to Adjustments. In case of any adjustment or
                -----------------------------
        readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the Holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

6.      No Dilution or Impairment. The Company will not, by amendment of its
        -------------------------
        Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will at all times reserve and keep available a number of its authorized shares of Series B Stock, free from all preemptive rights therein, which will be sufficient to permit the exercise of this Warrant, and (c) shall take all such action as may be necessary or appropriate in order that all shares of Series B Stock as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

7.      Notices of Record Date, etc.  In the event of
        ---------------------------

                (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

     (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

     (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

     (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, then and in each such event the Company will mail to the Holder hereof a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Series B Stock (or any shares of stock or other securities at the time issuable upon the exercise of this Warrant) shall be entitled to exchange their shares for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date therein specified.

8. Exchange of Warrants. On surrender for exchange of this Warrant, properly
   --------------------
   endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the Holder thereof a new Warrant of like tenor, in the name of such Holder or as such Holder may direct, calling in the aggregate on the face thereof for the number of shares of Series B Stock called for on the face of the Warrant so surrendered.

9. Replacement of Warrants. On receipt by the Company of evidence reasonably
   -----------------------
   satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or in the case of any such mutilation, on surrender and cancellation of such Warrant, the

     Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

10.  Investment Intent.  Unless a current registration statement under the
     -----------------
     Securities Act of 1933, as amended, shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder thereof, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of securities acquired upon exercise hereof, such Holder will deliver to the Company a written statement that the securities acquired by the Holder upon exercise hereof are for the account of the Holder for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at any such time) of offering and distributing such securities (or any portion thereof).

11.  Transfer.  Subject to the transfer conditions referred to in the legend
     --------
     endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder hereof upon surrender of this Warrant with a properly executed assignment (in the form annexed hereto) at the principal office of the Company. Upon any partial transfer, the Company will at its expense issue and deliver to the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof, which shall be exercisable for such number of shares of Series B Stock which were not so transferred.

12.  No Rights or Liability as a Stockholder.  This Warrant does not entitle the
     ---------------------------------------
     Holder hereof to any voting rights or other rights as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder hereof to purchase Series B Stock, and no enumeration herein of the rights or privileges of the Holder hereof shall give rise to any liability of such Holder as a stockholder of the Company. Notwithstanding the foregoing, the Company will transmit to the Holder such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the shareholders.

13.  Damages.  The Company recognizes and agrees that the Holder hereof will not
     -------
     have an adequate remedy if the Company fails to comply with the terms of this Warrant and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the Holder of this Warrant or any other person entitled to the benefits of this Warrant requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of the terms hereof.

14.  Representations and Warranties.  The Company represents and warrants to the
     ------------------------------
     Holder as follows:

           (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

           (b) The shares of Series B Stock issuable hereunder have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

           (c) The execution and delivery of this Warrant are not, and the issuance of the shares of Series B Stock upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Certificate of Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and, except for consents that have already been obtained by the Company, do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Federal, state or local governmental authority or agency or other person.

15.  Registration Rights.  The Company covenants and agrees as follows:
     -------------------

     15.1  Definitions.  For purposes of this Section 15:
           -----------

     The term "Registrable Securities" means (i) the Common Stock issuable upon conversion of the Series B Stock issued pursuant to this Warrant and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock.

     15.2  Grant of Rights.  The Company hereby grants to the initial Holder of
           ---------------
     this Warrant (and the permitted transferee of the Registration Rights, as hereinafter defined) the "piggy-back" registration rights set forth in
     Section 2.3 of the Registration Rights Agreement dated as of November 13, 1995, by and among the Company and the investors who are signatories thereto (the "Registration Rights Agreement")(such rights are referred to herein as the "Registration Rights"). Each of the Company and the Holder severally covenants and agrees that it shall comply with each of the covenants and agreements contained in the Registration Rights Agreement, which covenants and agreements are expressly incorporated herein by reference as though stated herein in full.

        15.3  Assignment of Registration Rights.  The rights to cause the
              ---------------------------------
        Company to register Registrable Securities pursuant to the Registration Rights may be assigned by a Holder to a transferee or assignee of such securities to the same extent as permitted by Section 2.13 of the Registration Rights Agreement.

        15.4  No Conflicting Agreements.  The Company represents and warrants to
              -------------------------
        the Holder that the Company is not a party to any agreement that conflicts in any manner with the Holder's rights to cause the Company to register Registrable Securities pursuant to the Registration Rights. The Company covenants and agrees that it shall comply with the provisions set forth in Section 1.1 of the Registration Rights Agreement with respect to amendments or modifications of the Registration Rights.

        15.5  Rights and Obligations Survive Exercise and Expiration of Warrant.
              -----------------------------------------------------------------
        The rights and obligations of the Company and the Holder set forth in this Section 15 and in the Registration Rights shall survive the exercise and expiration of this Warrant.

16.     Initial Public Offering.  If the Company shall effect an initial public
        -----------------------
        offering of its Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (an "Initial Public Offering"), which results in the conversion of the Series B Stock into Common Stock pursuant to the Company's Certificate of Incorporation in effect immediately prior to such Initial Public Offering, then, effective upon such conversion, this Warrant shall change from the right to purchase shares of Series B Stock to the right to purchase shares of Common Stock, and the Holder shall thereupon have the right to purchase, at a total price equal to that payable upon the exercise of this Warrant in full, the number of shares of Common Stock which would have been receivable by the Holder upon the exercise of this Warrant for shares of Series B Stock immediately prior to such conversion of such shares of Series B Stock into shares of Common Stock, and in such event appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the purchase price and the number of shares purchasable upon exercise of this Warrant) shall thereafter be applicable to any shares of Common Stock deliverable upon the exercise hereof.

17.     Notices. All notices referred to in this Warrant shall be in writing and
        -------
        shall be delivered personally or by certified or registered mail, return receipt requested, postage prepaid and will be deemed to have been given when so delivered or mailed (i) to the Company, at its principal executive offices and (ii) to the Holder of this Warrant, at such Holder's address as it appears in the records of the Company (unless otherwise indicated by such Holder).

18.     Payment of Taxes.  All shares of Series B Stock issued upon the exercise
        ----------------
        of this Warrant shall be validly issued, fully paid and nonassessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect to the issue or delivery thereof.

19.     Miscellaneous.  This Warrant and any term hereof may be changed, waived,
        -------------
        discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of California and shall be governed by and construed and enforced in accordance with the internal laws of the State of California (without reference to any principles of the conflicts of laws). The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.





                    [Rest of Page Left Blank Intentionally]

Effective as of February 28, 1996
(Corporate Seal)                        GIGA INFORMATION GROUP, INC.

                                        By:
                                           -------------------------------
                                             Kenneth Marshall
                                             President

Attest:

By:
   -------------------------------
     Richard B. Goldman
     Senior Vice President

                             FORM OF SUBSCRIPTION

                  (To be signed only on exercise of Warrant)

TO
  ---------------------------

        The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ________________/*/ shares of Common Stock of __________, and herewith makes payment of $__________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _________________, whose address is __________________________.


                                        ---------------------------------------

                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant)

                                        ---------------------------------------

                                        ---------------------------------------
                                                       (Address)

Dated:

------------------

/*/Insert here the number of shares as to which the Warrant is being exercised.

                              FORM OF ASSIGNMENT

                  (To be signed only on transfer of Warrant)

       For value received, the undersigned hereby sells, assigns, and transfers unto _________________ the right represented by the within Warrant to purchase shares of Common Stock of _________________ to which the within Warrant relates, and appoints ____________________ Attorney to transfer such right on the books of ____________________ with full power of substitution in the premises.



                                           ------------------------------------

                                           (Signature must conform in all
                                           respects to name of holder as
                                           specified on the face of the Warrant)

                                           ------------------------------------

                                           ------------------------------------
                                                       (Address)

Dated:

--------------